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                                                                    Exhibit 32.2

Presidion Corporation

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Brian Jarzynski, Chief Financial Officer of Presidion Corporation (the "Company"), hereby certify pursuant to Rule 15d-14 (b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of title 18 of the United States Code that:

      1. Presidion's quarterly report on Form 10-Q for the quarter ended March 31, 2004, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Presidion.


Date: May 25, 2004                          /s/ Brian Jarzynski
                                            -------------------
                                            Brian Jarzynski
                                            Chief Financial Officer